EXHIBIT 23.4



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form F-4 for VersaTel Telecom International N.V.



                                                  /s/ KPMG Accountants N.V.

                                                  --------------------------

                                                  KPMG Accountants N.V.



Amsterdam, The Netherlands

August 16, 2000